EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the quarterly report of Central Vermont Public Service Corporation (the "Company") on Form 10-Q for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Jean H. Gibson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

            (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jean H. Gibson

Jean H. Gibson
Chief Financial Officer
May 7, 2004

A signed original of this written statement required by Section 906 has been provided to Central Vermont Public Service Corporation and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.